Basis of preparation - Reconciliation from operating lease commitments to lease liability (Details) € in Millions	Jan. 01, 2019 EUR (€)
IFRS 16
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Lease liability as at January 1, 2019	€ 120.8
Opening balance as reported
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Operating lease commitments disclosed as at December 31, 2018	181.6
Increase (decrease) due to changes in accounting policy required by IFRSs | IFRS 16
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Discounted using the incremental borrowing rate at January 1, 2019	(54.9)
Less: short-term and low value leases recognized on a straight-line basis as expense	(2.0)
Less: contracts assessed as service agreements	(8.1)
Add: adjustments as a result of a different treatment of extension and termination options	€ 4.2